UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Assured Pharmacy, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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17935 SKY PARK CIRCLE, SUITE F
IRVINE, CALIFORNIA 92614

June 28, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Assured Pharmacy, Inc., which will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 17, 2006, at 9:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Assured Pharmacy, Inc.

Sincerely,

/s/ Robert DelVecchio
Robert DelVecchio
Chief Executive Officer and Director

ASSURED PHARMACY, INC.
17935 SKY PARK CIRCLE, SUITE F
IRVINE, CALIFORNIA 92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 28, 2006

To the Shareholders of Assured Pharmacy, Inc.:

The annual meeting of the shareholders of Assured Pharmacy, Inc. will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 17, 2006, at 9:00 am Pacific Daylight Time

1)	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 70,000,000 to 150,000,000;

2)	To confirm the appointment of Miller, Ellin & Co. LLP as auditors for the Company;

3)	To elect four (4) directors to serve until the next annual meeting or until their successors are elected and qualified;

4)	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on June 2, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Robert DelVecchio
Robert DelVecchio
Chief Executive Officer and Director

June 28, 2006

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE ASSURED PHARMACY, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

17935 Sky Park circle, Suite F
Irvine, California 92614

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held July 17, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ASSURED PHARMACY, INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Assured Pharmacy, Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 17, 2006, at 9:00 am Pacific Daylight Time, to approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the company is authorized to issue from 70,000,000 to 150,000,000; to confirm the appointment of Miller, Ellin & Co. LLP as auditors for the Company; to elect four (4) directors to serve until the next annual meeting or until their successors are elected and qualified; and, to transact any other business that may properly come before or any adjournment of the meeting. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 28, 2006.

RECORD DATE

The Board of Directors of Assured Pharmacy, Inc. has fixed the close of business on June 2, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Assured Pharmacy, Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to the Chief Executive Officer, Robert DelVecchio at 17935 Sky Park Circle, Suite F, Irvine, California, 92614.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the Company’s common voting stock on the record date shall constitute a quorum for the transaction of business at the annual meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors. Votes may be cast in favor of or against any nominee for director or voters may abstain from voting in the election of directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date is required for the approval of the amendment of the Company’s Articles of Incorporation. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Confirmation of Miller, Ellin & Co. LLP as auditors for the Company will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On June 2, 2006, there were a total of 49,590,740 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all other proposals set forth in the accompanying Notice of Meeting and on the proxy card. It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her, or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) advising Assured Pharmacy, Inc. in writing of such revocation; (2) executing a later-dated proxy which is presented to us at or prior to the annual meeting; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy unless the stockholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1
AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article III of the Articles of Incorporation which would increase the total number of shares of common stock authorized for issuance from 70,000,000 to 150,000,000, par value of $0.001 per share, and directed that the proposed amendment by considered at the next annual meeting of the stockholder entitles to vote on the amendment. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. If this proposed amendment is adopted, it will become effective upon the filing of the amendment with the State of Nevada, which the Company intends to effect promptly after completion of the annual meeting.

The Board has determined that it is desirable for the Company to increase the number of shares of common stock authorized for issuance in order to meet needs that may arise from time to time in the future. At the present time, the Company has no specific plans, arrangements or understandings for the issuance of additional shares of common stock.

POTENTIAL ANTI-TAKEOVER EFFECTS

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

The Company is subject to various Nevada statutes that could discourage potential takeover attempts. The Nevada Combinations with Interested Stockholders provisions prohibit the Company from engaging in specified business combinations with “interested stockholders,” including beneficial owners of 10% or more of the voting power of the outstanding shares. After a stockholder acquires 10% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied. Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation. Additionally, Nevada law permits directors and officers in exercising their respective powers with a view to the interests of the corporation, to consider: the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the state and the nation; the interests of community and society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Accordingly, these statutory provisions could discourage potential takeover attempts and could reduce the price that investors might be willing to pay for shares of our common stock in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY ASSURED PHARMACY, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Miller, Ellin & Co. LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2006. The shareholders are being asked to confirm this appointment.

Representatives of Miller, Ellin & Co. LLP are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed and unbilled by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were approximately $117,000 and $91,000 respectively.

AUDIT-RELATED FEES

Our auditors did bill additional fees of $33,000 during the fiscal year ended December 31, 2005 for assurance and related services that are reasonably related to the performance of the audit and review of our Form SB-2 filing with the SEC.

TAX FEES

The aggregate fees billed and unbilled by our auditors for professional services for tax compliance, tax advice, and tax planning were $13,000 and $20,000 for the fiscal years ended December 31, 2005 and 2004, respectively.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $5,000 and $6,000, respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING MILLER, ELLIN & CO. LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY ASSURED PHARMACY, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of four (4) persons to the Board of Directors. The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age	Current Position with the Company
Robert DelVecchio	41	Chief Executive Officer, Chief Financial Officer, Director
Richard Falcone	52	Director, Chairman of the Board
James Manfredonia	44	Director
Haresh Sheth	55	Chief Operating Officer, Director

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Robert DelVecchio. On February 3, 2005, our Board of Directors appointed Mr. Robert DelVecchio to serve as Chief Executive Officer. Mr. DelVecchio was appointed as our Chief Financial Officer and as a member of the Board of Directors on March 31, 2005. Since 1995, Mr. DelVecchio has acted as Chief Executive Officer and President of Brockington Securities, Inc., a broker-dealer who is a member of the National Association of Securities Dealers.

Richard Falcone. Mr. Falcone was appointed as a member of our Board of Directors in July 2004.  Since February 2006, Mr. Falcone has served as President and Chief Executive Officer of Tasker Capital Corp.  Mr. Falcone was appointed Chairman of the Board of Tasker Capital Corp. in May 2006.  From 2001 to February 2006, Mr. Falcone served as Chief Financial Officer of The A Consulting Team, Inc., an IT service company. Mr. Falcone has served as Chief Financial Officer of Netgrocer.com. In 1990, Mr. Falcone joined Bed Bath & Beyond, Inc. as its Chief Financial Officer. In 1983, Mr. Falcone joined Tiffany & Co. and served as Manager of Audit, Director of Financial Control, and Director of International Finance and Operations. Mr. Falcone has also worked at PriceWaterhouseCoopers & Co., an international public accounting firm.

James Manfredonia. Mr. Manfredonia was appointed as a member of our Board of Directors in June 2004. Since 2002, Mr. Manfredonia has served as manager of listed equity trading and New York Stock Exchange operations at Bear Stearns. Mr. Manfredonia currently serves as the Chairman of the New York Stock Exchange Upstairs Traders Advisory Committee and as a member of the Market Performance Committee of the New York Stock Exchange. Prior to

joining Bear Stearns, Mr. Manfredonia worked for ten years at Merrill Lynch where he managed the listed trading desk with additional responsibilities for NASDAQ, portfolio trading, sales trading, and NYSE staff. Mr. Manfredonia was the founding general partner of Blair Manfredonia Limited Partners, a hedge fund/broker-dealer. Mr. Manfredonia has also worked at Lehman Brothers, Salomon Brothers, and Drexel Burnham.

Haresh Sheth. Mr. Sheth was appointed as a member of our Board of Directors in September 2005. In May 2006, the Board appointed Mr. Sheth to serve as Chief Operating Officer. Mr. Sheth is a graduate of West Virginia University where he earned an engineering degree. Since 1991, Mr. Sheth has acted as President of Janus Finance Corporation, an asset based finance company. Mr. Sheth joined Mosaic Capital Advisors LLC in 2004 as their group financial officer.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the four (4) nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS

The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Executive Officers	Age	Position
Robert DelVecchio	41	Chief Executive Officer, Chief Financial Officer
Haresh Sheth	55	Chief Operating Officer
John Eric Mutter	51	Chief Technology Officer

Set forth below is a brief description of the background and business experience of Mr. Mutter. Information describing the background and experience of Mr. DelVecchio and Mr. Sheth is set forth above.

John Eric Mutter. Mr. Mutter was appointed to serve as Chief Operating Officer on May 11, 2005. In May 2006, Mr. Mutter resigned as Chief Operating Officer and was appointed Chief Technology Officer. From January 2004 until his appointment as Chief Operating Officer in May 2005, Mr. Mutter acted as a consultant to Assured Pharmacy, Inc. providing technology and information systems support. From 2000 to 2003, Mr. Mutter performed similar responsibilities for the MedEx Systems Inc. designing, implementing and managing a digital prescribing infrastructure for Pegasus Pharmacies. Prior to these positions, Mr. Mutter has held numerous field engineering and technology positions with Alpha Microsystems, Tomba Communications, Neosoft Inc., Checkpoint Systems, and Southwest Communications.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Robert DelVecchio	CEO, CFO	2005 2004 2003	23,000 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	5,000,000 n/a n/a	0 n/a n/a	0 n/a n/a
John Eric Mutter	COO	2005 2004 2003	185,000 n/a n/a	0 n/a n/a	0 n/a n/a	70,000 n/a n/a	250,000 n/a n/a	0 n/a n/a	0 n/a n/a
David Parker [1]	Former CEO	2005 2004 2003	15,175 129,082 33,923	0 0 0	0 0 144,000 [2]	0 0 0	0 0 0	0 0 0	0 0 0
A.J. LaSota [3]	Former President	2005 2004 2003	8,890 108,940 29,400	0 0 0	0 0 129,600 [4]	0 0 0	0 0 0	0 0 0	0 0 0

1.
On February 1, 2005, we received the resignation of David Parker. Under the terms of a settlement and termination agreement, Mr. Parker returned to the corporate treasury 5,400,000 shares of our common stock.

2.	David Parker was issued 300,000 shares of restricted common stock valued at $144,000 on the issuance date.

3.
On February 1, 2005, we received the resignation of A.J. LaSota. Under the terms of a settlement and termination agreement, Mr. LaSota returned to the corporate treasury 684,861 shares of our common stock.

4.	A.J. LaSota was issued 270,000 shares of restricted common stock valued at $129,600 on the issuance date.

DIRECTOR COMPENSATION

Only our outside directors receive compensation for their services as directors. We have compensated our current outside directors for their service on the board of directors as follows:

Outside Director	Year	Shares of Common Stock Received
Richard Falcone	2005 2004	300,000 50,000
James Manfredonia	2005 2004	300,000 50,000

Other than as set forth above, our outside directors currently receive $1,500 for attending any board of director’s meeting in-person, $1,500 for any speaking engagement on our behalf, and reimbursement for reasonable expenses incurred in attending board or committee meetings.

SUMMARY OF OPTIONS GRANTS

The following table sets forth the individual grants of stock options made by the company during the year ended December 31, 2005, for the named executive officers:

OPTION / SAR GRANTS IN LAST FISCAL YEAR
Name	Number of securities underlying options / SARs granted (#)	Percent of total options / SARs granted to employees in fiscal year	Exercise or Base price ($ /Sh)	Expiration date
Robert DelVecchio	5,000,000	95.2%	$0.60	September 30, 2015
John Eric Mutter	83,333	1.58%	$0.60	August 29, 2008
John Eric Mutter	83,333	1.58%	$0.60	August 29, 2009
John Eric Mutter	83,334	1.58%	$0.60	August 29, 2010

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

No director or officer or any associate of any director or officer is a party adverse to the Company or has any material interest adverse to the Company.

To the best of our knowledge, during the past five years, none of the following occurred with respect to any director, person nominated to become a director, of executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

1)
Our former CEO, David Parker, founded RxSystems, Inc. (“RxSystems”) in March 2002. In March 2002, RxSystems acquired from the Safescript Pharmacies, Inc. (formerly known as RTIN Holdings, Inc.) the exclusive licensing rights to establish and operate pharmacies under the name “Safescript Pharmacies” throughout California, Oregon, Washington and Alaska. On March 27, 2003, RxSystems assigned to us all of its rights under this exclusive license. We agreed to reimburse Mr. Parker $370,000 for personal funds advanced to secure the License. These funds plus five percent interest per annum were due and payable in full on December 31, 2007. In a termination and settlement agreement entered into with Mr. Parker on February 1, 2005, Mr. Parker agreed to accept $10,000 cash and 494,000 shares of our common stock and release and discharge us from all liability associated with this debt. The price per share for the issued shares was approximately $0.80 and the market price on February 1, 2005 was $0.30 per share.

2)
In December 2004, we received a loan from Robert James, Inc. (the “Lender”), a company under the control of Mr. DelVecchio, evidenced by a promissory note (“Note”) for the purpose of purchasing inventory for our pharmacies. This Note was for a maximum of $150,000 and matured on the earlier of March 6, 2005 or the date that we were able to consummate an accounts receivable factoring arrangement for our working capital. The outstanding principal amount of this Note accrued interest at a rate of three percent per month. In consideration of this Note, we agreed to pay the Lender an administrative fee of $1,500 and a financing fee of $2,100. In addition to these fees, we agreed to pay the Lender by the fifth day of every month from January 2005 until the principal amount is repaid plus an administrative fee of $1,875 and a financing fee of $2,675. On February 13, 2005, the loan was paid in full.

3)
On February 1, 2005, we entered into a Termination and Settlement Agreements with Mr. David Parker and Mr. A.J. LaSota. Mr. Parker and Mr. LaSota resigned from their positions as officers and directors. In accordance with the terms of these agreements, Mr. Parker and Mr. LaSota returned to the corporate treasury 5,400,000 and 429,353 shares of our common stock, respectively. Also on February 1, 2005, we entered into a Settlement Agreement with Ron Folse, our former Executive Vice President. In accordance with the terms of this agreement, Mr. Folse returned to the corporate treasury 429,353 shares of our common stock.

4)
On February 23, 2005, we entered into an accounts receivable servicing agreement and line of credit agreement with Mosaic Financial Services, LLC (“Mosaic”). The monthly interest rate under this agreement is equal to one and one quarter percent of the maximum amount of the credit line. This agreement allows us to secure financing for inventory purchases over an extended period of time. Under the terms of the line of credit agreement, the maximum amount that can be drawn to purchase inventory increased on July 1, 2005 from $500,000 to $700,000. This agreement was for a term of one year with a provision to automatically renew for another one year period unless either party provides notice to the other of termination within 180 days prior to the end of the effective term.

Mosaic provided notice to us of its intent to exercise its right under the line of credit agreement to convert the $700,000 previously advanced into shares of our common stock. On October 24, 2005, our board of directors authorized the issuance of 2,500,000 shares of our restricted common stock to Mosaic in accordance with the conversion right provided in the line of credit agreement. The price per share for the issued shares was $0.28 and the market price on October 24, 2005 was $0.39 per share. The issuance of these shares to Mosaic satisfied our obligations in full under the accounts receivable servicing agreement and line of credit agreement.

On October 31, 2005, we entered into another line of credit agreement (“LOC”) with Mosaic enabling us to draw a maximum of $1,000,000 to purchase inventory. This LOC has a one time commitment fee equal to three percent of the initial amount of the LOC which has a monthly interest rate of 1.5% of the then LOC limit. These accrued finance charges will be deducted prior to any advances. Under the terms of the LOC, Mosaic has a right to convert all or a portion of the outstanding advances into shares of our common stock where the conversion price is based on the weighted average closing bid price for our common stock on the OTCBB (or such other equivalent market on which our common stock is quoted) as for the seven trading days immediately preceding the date the conversion right is exercised. The conversion price shall not be less than $0.40 or more than $0.80. Our management anticipates that this LOC will adequately finance inventory purchases for our existing pharmacies over the next twelve months.  This LOC is secured by substantially all of our assets.

Mosaic is a wholly-owned subsidiary of Mosaic Capital Advisors LLC. Mr. Haresh Sheth who is our Chief Operating Officer and a member of our board of directors acts as group financial officer to Mosaic Capital Advisors LLC.

5)
During the quarterly period ended September 30, 2005, we entered into a consulting agreement with Janus Financial Services, Inc. (“Janus”). Mr. Haresh Sheth is the President to Janus and was also a member of our board of directors at the time this consulting agreement was executed with Janus. Pursuant to the terms of the consulting agreement, we agreed to pay Janus a monthly consulting fee in the amount of $10,000 for a period of two years. Under the terms of the consulting agreement, we also issued Janus options to purchase 1,700,000 shares of our common stock exercisable at $0.60 per share. These options become fully vested over three years (566,667 options fully vest on September 29, 2005; 566,667 become fully vested on September 29, 2006; and 566,666 become fully vested on September 29, 2007) and are exercisable until September 29,

2017. On April 30, 2006, the parties by agreement terminated this consulting agreement and all stock options not vested were terminated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert DelVecchio CEO, CFO	0	0	0
Richard Falcone Chairman of the Board of Directors	1	1	0
James Manfredonia Director	1	1	0
Haresh Sheth Chief Operating Officer	1	1	0
John Eric Mutter Chief Technology Officer	1	1	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 2, 2006, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 49,590,740 shares of common stock issued and outstanding on June 2, 2006.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the principal address of each of the shareholders below is c/o Assured Pharmacy, Inc., 17935 Sky Park Circle, Suite F, Irvine, California 92614. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Preferred Stock held by them.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Executive Officers & Directors:
Common	Robert DelVecchio 17935 Sky Park Circle, Suite F Irvine, California 92614	970,860 shares(2)	12.7%(3)
Common	James Manfredonia 17935 Sky Park Circle, Suite F Irvine, California 92614	350,000 shares	0.7%
Common	Richard Falcone 17935 Sky Park Circle, Suite F Irvine, California 92614	350,000 shares	0.7%
Common	Haresh Sheth 17935 Sky Park Circle, Suite F Irvine, California 92614	750,000 shares (4)	2.7% (5)
Common	John Eric Mutter 17935 Sky Park Circle, Suite F Irvine, California 92614	325,000 shares	0.7%
Total of All Directors and Executive Officers:		2,745,860 shares	17.5%
More Than 5% Beneficial Owners:
Common	Mosaic Financial Services, LLC 545 Fifth Avenue, Suite 709 New York, NY 10017	2,500,000 shares	5.0%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Mr. DelVecchio is the indirect beneficial owner of 970,860 shares held by Brockington Securities, Inc.

(3)
Included in the calculation of beneficial ownership for Mr. DelVecchio are 350,000 warrants which are exercisable within 60 days. Brockington Securities, Inc. holds warrants to purchase 350,000 shares of common stock at the exercise price of $0.60 per share. These warrants are immediately exercisable and expire on June 17, 2009. Mr. DelVecchio is the indirect beneficial owner of the warrants held by Brockington Securities, Inc. Also included in the calculation of beneficial ownership for Mr. DelVecchio are options to purchase 5,000,000 shares of common stock at an exercise price of $0.60 per share. These options are immediately exercisable and were granted to Mr. DelVecchio pursuant to the terms of an employment agreement executed in September 2005.

(4)	Mr. Sheth is the indirect beneficial owner of 375,000 shares held by Janus Finance Corporation and 375,000 shares held by Woodfield Capital Services, Inc.

(5)
Mr. Sheth maintains a 24% voting interest and 25% economic interest in Mosaic Capital Advisors, LLC (“MCA”). MCA is the investment advisor to Mosaic Partners Fund, Mosaic Partners Fund LP, MPE III Class L, MPE US LP Series B, and MPE US LP Series E. Mosaic Financial Services, LLC is a wholly-owned subsidiary of MCA. As of the date reported above, (a) Mosaic Partners Fund held 387,500 shares of the Company’s common stock and warrants to purchase 193,750 shares of common stock that are immediately exercisable at the exercise price of $0.60 per share; (b) Mosaic Partners Fund LP held 1,050,000 shares of the Company’s common stock and warrants to purchase 150,000 shares of common stock that are immediately exercisable at the exercise price of $0.60 per share; (c) MPE III Class L held 1,025,000 shares of the Company’s common stock and warrants to purchase 512,500 shares of common stock that are immediately exercisable at the exercise price of $0.60 per share; (d) MPE US LP Series B held 1,250,000 shares of the Company’s common stock and warrants to purchase 625,000 shares of common stock that are immediately exercisable at the exercise price of $0.60 per share; and (e) MPE US LP Series E held 225,000 shares of the Company’s common stock and warrants to purchase 112,500 shares of common stock that are immediately exercisable at the exercise price of $0.60 per share Mosaic Financial Services, LLC holds 2,500,000 shares of the Company’s common stock. Pursuant to Rule 13d-4 of the Securities and Exchange Act of 1934, Mr. Sheth disclaims beneficial ownership over the shares held by Mosaic Partners Fund, Mosaic Partners Fund LP, MPE III Class L, MPE US LP Series B, MPE US LP Series E and Mosaic Financial Services, LLC. The shares held by these entities have not been included in the calculation of beneficial ownership for Mr. Sheth. Mr. Sheth is also the President of Janus Financial Services, Inc. Pursuant to the terms of a consulting agreement, Janus Financial Services, Inc. hold warrants to purchase 566,667 shares of common stock at an exercise price of $0.60 per share. These warrants are immediately exercisable and expire on September 29, 2017. These warrants are included in the calculation of beneficial ownership for Mr. Sheth.

COMMITTEES OF THE BOARD

Assured Pharmacy, Inc. does not currently have a compensation committee, executive committee, or stock plan committee. Assured Pharmacy, Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “APHY.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

Richard Falcone is an audit committee financial expert and is independent, as the term is used in Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

For the fiscal year ending December 31, 2005, the Board:

1)	Reviewed and discussed the audited financial statements with management, and

2)	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2005 to be included in the Annual Report on Form 10-KSB and filed with the SEC.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board met four times, in person or by telephonic conference. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY ASSURED PHARMACY, INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company’s proxy statement and form of proxy for its next annual meeting of shareholders will be July 17, 2007. To be timely, a stockholder's proposal must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to July 17, 2007.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995

and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Robert DelVecchio
Robert DelVecchio
Chief Executive Officer and Director

PROXY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
OF ASSURED PHARMACY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DelVecchio with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of Assured Pharmacy, Inc., a Nevada corporation (“Assured Pharmacy”), to be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120 on July 17, 2006 at 9:00 a.m. Pacific Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH ITEM SET FORTH BELOW.

1. Amendment to Articles of Incorporation Increasing the Number of Authorized Shares of Common Stock

FOR Amendment	NOT FOR Amendment	Abstain
[_]	[_]	[_]

2. Confirm appointment of Miller, Ellin & Co. LLP as auditor for the Company

FOR Appointment	NOT FOR Appointment	Abstain
[_]	[_]	[_]

3. Election of Directors: Nominees - Richard Falcone, James Manfredonia, Robert DelVecchio, and Haresh Sheth

FOR Election of all nominees	NOT FOR Election of all nominees	Abstain
[_]	[_]	[_]

Except vote withheld from following nominee listed above.

___________________________	________________________	_______________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)	Dated: ________________, 2006
_______________________________	_________________________
___________________________	_________________________
Print	Print

APPENDIX A
Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.  ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.  Name of corporation:

Assured Pharmacy, Inc.

2.    The articles have been amended as follows (provide article numbers, if available):

Article III is amended to read as follows:

ARTICLE III
CAPITAL STOCK

Section 1.    Authorized Shares.    The aggregate number of shares which the Corporation shall have authority to issue is one hundred fifty five million (155,000,000) shares, consisting of two classes to be designated, respectively, "Common Stock" and "Preferred Stock," with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is one hundred fifty million (150,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is five million (5,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:_______________________*

4.    Effective date of filing (optional):                       ___________________________________________
            (must not be later than 90 days after the certification is filed)

5.    Officer Signature (required):                                            ___________________________________________

* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.                                                                                                             Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05